Waddell & Reed Advisors Funds

Supplement dated November 16, 2011 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2011

Effective January 1, 2012, each Fund that currently imposes a redemption fee no longer will do so. Accordingly, all references in this Prospectus to redemption fees, including in the expense tables of each applicable Fund, are deleted effective as of that date.

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The following replaces the seventh sentence of the first paragraph in the “Principal Investment Strategies” section for Waddell & Reed Advisors Continental Income Fund on page 45 of the Waddell & Reed Advisors Equity Funds prospectus:

The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which may include secured bank loans or floating rate notes.

The following replaces the third sentence of the third paragraph in the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Waddell & Reed Advisors Continental Income Fund on page 64 of the Waddell & Reed Advisors Equity Funds prospectus:

The Fund may invest up to 20% of its total assets in non-investment grade debt securities, which may include secured bank loans or floating rate notes.

The following is added as a bullet point to the section entitled “Your Account — Choosing a Share Class — Sales Charge Waivers for Certain Investors — Class A shares may be purchased at NAV by:” on page 78 of the Waddell & Reed Advisors Equity Funds prospectus:

■	Shareholders purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

Supplement	Prospectus	1